UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 13, 2009

Global Energy Holdings Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32918 (Commission File Number)	84-1169517 (I.R.S. Employer Identification No.)

3348 Peachtree Road, NE Suite 250, Tower Place 200 Atlanta, Georgia (Address of principal executive offices)	30326 (Zip Code)

Registrant’s telephone number, including area code:	(404) 814-2500

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	Termination of Material Definitive Agreement.

On January 28, 2009, Global Energy Holdings Group, Inc. (the “Company”) entered into an Equity Interest Purchase Agreement (the “WoodTech Purchase Agreement”) with Ball Ground Recycling, LLC, Wood-Tech, LLC, Bobo Grinding Equipment, LLC, Georgia National Trucking, LLC, BGR Trucking, LLC, Prime Management, LLC, Bobo Grinding, Inc. (collectively, the “WoodTech Companies”), James Bobo, David Bobo and GB Land, LLC, pursuant to which the Company agreed to purchase all of the equity interests of the WoodTech Companies and certain Alabama real property.  For more information regarding the WoodTech Purchase Agreement, see our Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 5, 2009, and our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on April 15, 2009.

The Company did not complete the acquisition of the WoodTech Companies, and the Company and the other parties to the WoodTech Purchase Agreement entered into a termination agreement, effective May 13, 2009 (the “Termination Agreement”), terminating their respective rights and obligations under the WoodTech Purchase Agreement.  Under the Termination Agreement, the Company has agreed to pay to Wood-Tech, LLC up to $280,000 as reimbursement for legal fees and fees relating to the financial audit of certain of the WoodTech Companies incurred by Wood-Tech, LLC in contemplation of closing the acquisition of the WoodTech Companies under the WoodTech Purchase Agreement.  The $280,000 reimbursement is payable immediately upon the closing of the sale of any asset of the Company resulting in net proceeds to the Company in the amount of at least $1,000,000.  The Company’s reimbursement obligation under the Termination Agreement is secured by a security interest in the Company’s Augusta, Georgia facility.

The Termination Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference in its entirety.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As discussed in Item 1.02 above, which is incorporated herein by reference in its entirety, the Company has entered into the Termination Agreement.  Under the Termination Agreement, the Company has agreed to pay to Wood-Tech, LLC up to $280,000 as reimbursement for legal fees and fees relating to the financial audit of certain of the WoodTech Companies incurred by Wood-Tech, LLC in contemplation of closing the acquisition of the WoodTech Companies under the WoodTech Purchase Agreement.  The $280,000 reimbursement is payable immediately upon the closing of the sale of any asset of the Company resulting in net proceeds to the Company in the amount of at least $1,000,000, and this obligation is secured by a security interest in the Company’s Augusta, Georgia facility.

ITEM 9.01	Financial Statements and Exhibits

10.1
Termination Agreement, dated May 13, 2009, by and among Ball Ground Recycling, LLC, Wood-Tech, LLC, Bobo Grinding Equipment, LLC, Georgia National Trucking, LLC, BGR Trucking, LLC, Prime Management, LLC, Bobo Grinding, Inc., James Bobo, David Bobo, GB Land, LLC, and Global Energy Holding Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY HOLDINGS GROUP, INC.

Date: May 15, 2009	By:	/s/ Steven Paulik
Steven Paulik
Executive Vice President, Finance